Exhibit 32.2

CERTIFICATION

I, Robert R. Ellis, Senior Vice President and Chief Financial Officer of Agilysys, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012 (the “Report”) fully complies (1) with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2012

By:	/s/ Robert R. Ellis
Robert R. Ellis
Senior Vice President, Chief Financial Officer and Treasurer

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